UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      April 27, 2007
                                                 ------------------------------


                             ESCALADE, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)


             0-6966                                  13-2739290
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    (Commission File Number)              (IRS Employer Identification No.)


  817 Maxwell Avenue, Evansville, Indiana                      47711
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  (Address of Principal Executive Offices)                  (Zip Code)


                                 (812) 467-4449
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) - Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers

On April 27, 2007, Escalade's stockholders approved the adoption of the Escalade, Incorporated 2007 Incentive Plan in the form attached to the proxy statement relating to Escalade's Annual Meeting of Stockholders held on that date. A detailed description of the 2007 Incentive Plan is included in that proxy statement and a copy of the Plan is attached to that proxy statement. Following the conclusion of the Annual Meeting, consistent with the terms of the Plan and upon the recommendation of the Compensation Committee of the Escalade Board of Directors, the Board awarded 12,000 restricted stock units to Terry Frandsen, the Company's Interim Chief Executive Officer, Chief Financial Officer and Vice President Finance.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 3, 2007                     ESCALADE, INCORPORATED

                                       By: /s/ TERRY D. FRANDSEN
                                           -------------------------------------
                                           Terry D. Frandsen,
                                           Interim Chief Executive Officer,
                                           Vice President and Chief Financial
                                           Officer




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